Summary Prospectus Supplement	July 30, 2012

Putnam Growth Opportunities Fund Summary Prospectus dated November 30, 2011

The prospectus is supplemented as follows to add information about class R5 and class R6 shares.

The front cover page is supplemented to add class R5 and class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R5 and class R6 shares are pending.

The following information is added to Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

	Maximum sales charge (load)	Maximum deferred sales charge (load) (as	Redemption fee (as
	imposed on purchases (as a	a percentage of original purchase price or	a percentage of total
Share class	percentage of offering price)	redemption proceeds, whichever is lower)	redemption proceeds)

Class R5	NONE	NONE	1.00%

Class R6	NONE	NONE	1.00%

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

		Distribution and		Total annual fund
Share class	Management fees****	service (12b-1) fees	Other expenses	operating expenses

Class R5	0.57%	N/A	0.22%*****	0.79%

Class R6	0.57%	N/A	0.12%*****	0.69%

**** Management fees are subject to a performance adjustment.

***** Other expenses are based on expenses of class A shares for the fund’s last fiscal year, adjusted to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

Example

Share class	1 year	3 years	5 years	10 years

Class R5	$81	$252	$439	$978

Class R6	$70	$221	$384	$859

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